United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2013

SquareTwo Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-170734	84-1261849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 South Monaco Street, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 303-296-3345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2013, Mr. Blair Tikker was appointed a member of the Board of Directors of CA Holding, Inc. and its subsidiary, SquareTwo Financial Corporation.  Mr. Tikker will fill the vacancy left by the resignation of Mr. Damon Judd who resigned from the Board of Directors effective as of September 10, 2013.

Mr. Tikker is a Managing Director of KRG Capital Partners (KRG), and has served in this role since 2007.  Mr. Tikker currently serves on the board of directors of Athletic Therapy Institute Holdings, LLC, Aurora Diagnostics, LLC, Home Solutions Holdings, LLC and Centura Health Corporation. Prior to joining KRG, Mr. Tikker was the CEO of HMS Healthcare and Sloans Lake Managed Care. Mr. Tikker earned a B.S. degree in Business Administration from Pacific Union College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARETWO FINANCIAL CORPORATION

Date:	September 11, 2013	By:	/s/ Thomas G. Good
		Name:	Thomas G. Good
		Title:	General Counsel